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                                                                       EXHIBT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration statement (Form S-8, No. 33-77160) pertaining to the Data Research Associates, Inc. 401(k) Profit Sharing Plan of our report dated December 10, 1998, with respect to the financial statements and Annual Report (Form 11-K) for the year ended September 30, 1998.

/s/Ernst & Young LLP
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St. Louis, Missouri
March 26, 1999